UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      May 10, 2006
CT COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
North Carolina
(State or other jurisdiction of incorporation)

0-19179	56-1837282
(Commission File Number)	(IRS Employer Identification No.)

1000 Progress Place NE
P.O. Box 227
Concord, North Carolina	28026-0227
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (704) 722-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
The Quarterly Report on Form 10-Q filed today by CT Communications, Inc. (the “Company”) reported diluted earnings per share of $3.00 for the first quarter of 2006. This amount is $0.02 higher than the Company’s first quarter 2006 results previously furnished on Form 8-K dated April 28, 2006. The change in diluted earnings per share resulted from the finalization of income tax calculations related to the sale of Palmetto MobileNet, L.P.’s ownership interests in 10 cellular rural service areas in North and South Carolina.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC.

	By:	/s/ Ronald A. Marino

Ronald A. Marino Chief Accounting Officer

Dated: May 10, 2006